UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

ALLIANCE HEALTHCARE SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18201 Von Karman Avenue, Suite 600

Irvine, California 92612

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of stockholders (the “Annual Meeting”) of Alliance HealthCare Services, Inc. (the “Company”) was held on August 15, 2017. There were 10,570,020 shares of Common Stock represented in person or by proxy at the Annual Meeting, representing 97.59% of the 10,831,300 shares of Common Stock outstanding on June 30, 2017, the record date for the Annual Meeting. The Company’s stockholders approved each proposal and the results of the voting at the Annual Meeting are set forth below.

Proposal No. 1: Adoption of the Merger Agreement.

As previously disclosed, on April 10, 2017, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Tahoe Investment Group Co., Ltd., THAIHOT Investment Company Limited, THAIHOT Investment Company US Limited, and Alliance Healthcare Services Merger Sub Limited (collectively, the “Purchaser Parties”).

Vote of all stockholders:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,865,957	506,795	5,075	1,192,193

The Merger Agreement was approved by the affirmative vote of holders of a majority of the outstanding shares of Common Stock not beneficially owned by the Purchaser Parties, any affiliate of the Purchaser Parties or any officer of the Company (determined in accordance with Section 16(a) of the Exchange Act).

Proposal No. 2: Adoption of a non-binding advisory resolution to approve the merger-related compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
7,160,823	1,685,717	531,287	1,192,193

Proposal No. 3: Election of Neil F. Dimick, Heping Feng and Paul S. Viviano to serve as Class I directors to hold office for a three-year term expiring at the 2020 annual meeting of stockholders or until their respective successors are elected and qualified.

Class III Director	Votes For	Votes Withheld	Broker Non-Votes
Neil F. Dimick	8,811,737	566,090	1,192,193
Heping Feng	9,040,353	337,474	1,192,193
Paul S. Viviano	8,079,799	1,298,028	1,192,193

Proposal No. 4: Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstain
10,539,041	30,609	370

Proposal No. 5: Adoption of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,604,059	772,771	997	1,192,193

Proposal No. 6: Adoption of a non-binding advisory resolution relating to the frequency of an advisory vote to approve the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Votes Abstain	Broker Non-Votes
8,074,337	209,291	1,059,526	34,673	1,192,193

Proposal No. 7: Approval of adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve adoption of the Merger Agreement, including the majority of the minority stockholder approval.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
9,474,784	707,707	5,617	381,912

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2017		/s/ Percy C. Tomlinson
	Name:	Percy C. Tomlinson
	Title:	Chief Executive Officer